UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2024

HI GREAT GROUP HOLDING COMPANY.

(Exact name of registrant as specified in its charter)

Nevada	000-56200	46-2218131
(State or other jurisdiction or Incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

621 South Virgil Ave, #460

Los Angeles, CA 90005

Phone: (213) – 219-7746

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b- 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Section 8 Other Events

item 8.01 Other Events

Hi-Great Group Holding Company (HIGR) is pleased to announce that the company applied to be eligible to deposit shares in the Depository Trust Clearing Corp (DTC) in order to deposit book entry shares electronically. The application was approved this month and shareholders of HIGR (upon meeting required criteria) may have their shares electronically transferred for trading.

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: 26 December 2024		HI-GREAT GROUP HOLDING COMPANY

	By:	/s/ Jun Ho Yang
		Name:	Jun Ho Yang
		Title:	Chief Executive Officer,
Principal Financial & Accounting Officer

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